UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21474

Oppenheimer Rochester Limited Term California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2018

Item 1. Reports to Stockholders.

Annual Report 7/31/2018

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® Limited Term California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond 5 Year (4-6) Index
1-Year	3.19%	0.86%	-0.07%
5-Year	2.62	2.16	2.02
10-Year	3.53	3.30	3.35

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Limited Term California Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of July 31, 2018, the Class A shares provided an annual total return at net asset value (NAV) of 3.19%. At 2.48% on July 31, 2018, the Class A shares’ distribution yield at NAV was ranked second to the distribution yield at NAV of this Fund’s Y shares in Lipper’s California Municipal Debt Funds category. This Fund’s benchmark, the Bloomberg Barclays Municipal 5 Yr (4-6) Index, failed to produce a positive total return for the reporting period. Tax-free income comprised 90% of the Fund’s total return this reporting period, further evidence supporting our focus on yield as the long-term driver of Fund performance.

MARKET OVERVIEW

The Federal Open Market Committee (FOMC) raised the interest rate it controls, the Fed Funds target rate, three times during this reporting period. The rate, which at the outset of this reporting period was held to the range of 1.00% to 1.25%, ended this reporting period with a range of 1.75% to 2.00%.

The first quarter-point increase of this reporting period was announced after the FOMC’s December 2017 meeting. The rate was also raised in March and June 2018. The

The average distribution yield in Lipper’s California Short-Intermediate Municipal Debt Funds category was 1.48% at the end of this reporting period. At 2.48%, the distribution yield at NAV for this Fund’s Class A shares was 100 basis points higher than the category average.

Fed Funds target rate remained unchanged at its July meeting. The FOMC’s policy

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	2.48%
Dividend Yield with sales charge	2.42
Standardized Yield	1.89
Taxable Equivalent Yield	3.72
Last distribution (7/24/18)	$0.0065
Total distributions (8/1/17 to 7/31/18)	$0.0880

Endnotes for this discussion begin on page 14 of this report.

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statement issued after that meeting repeatedly referred to the economy and labor markets as “strong” and signaled that subsequent rate rises will be needed to keep the economy steady. A majority of officials at the July meeting suggested at least two more rate increases this year.

The target range, which was set to the range of zero to 0.25% between December 2008 and December 2015, has had six increases of 0.25 percentage points to date. The Fed’s efforts to “normalize” its balance sheet, which began in October 2017 with reductions of $10 billion a month, continued throughout this reporting period. The Fed has said that it expects reductions to reach $50 billion a month by year-end 2018.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting.

In December 2017, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.41%, 66 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve as a whole rose during this reporting period, though yields at the short end of the curve rose more than yields on securities with maturities of 10 years or longer. The rise in the Treasury curve was also greater at the short end of the curve. The Treasury curve continued to flatten during this reporting period, giving investors in government securities fewer incentives to purchase longer-maturity bonds; a flatter curve typically reflects an expectation of rising rates. The muni yield curve remained relatively flat as of July 31, 2018; it was somewhat steeper at the outset of this reporting period than at the end. As a result of the changes in the two yield curves, as of end of July, 30-year AAA-rated munis were considered cheap to 30-year Treasuries.

On a nominal basis, Treasury yields were higher than the yields on AAA-rated munis with comparable maturities as of July 31, 2018. Nonetheless, a AAA-rated muni with a maturity of 10 years would provide more income on an after-tax basis than a 10-year Treasury security for California taxpayers in all but the two lowest 2018 federal tax brackets. The yields on the 30-year Treasury and AAA-rated muni were virtually identical at the end of this reporting period, meaning that nearly every taxpayer would earn more on an

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after-tax basis by investing in the muni versus the Treasury. Treasury bonds are backed by the full faith and credit of the U.S. government, while municipal securities are exempt from federal income taxes and, where applicable, state and local income taxes as well.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in lower-rated and unrated securities typically outperform municipal securities with higher credit ratings.

Gov. Jerry Brown, who inherited a $27 billion budget deficit when he began his third term as California’s governor in 2011, signed his final budget late in June 2018. At $201.4 billion, the surplus budget is the state’s largest. The budget’s sizable spending categories include K-12 schools, which will get $78.4 billion (nearly $11,650 per student), including $50 million to train school employees and $15 million to support after-school classes in computer coding. Healthcare spending also continues to be a priority for the state, where approximately one of every three dollars will be spent on health and human services. If all goes as forecast, the state will see a $9 billion surplus by June 30, 2019, the end of the current fiscal year; it also anticipates being able to fully fund its rainy-day reserve fund, bringing its balance to a record $13.8 billion fund by that date.

The governor also authorized placing a $2 billion bond measure on the November ballot. The “Use Millionaire’s Tax Revenues for Homelessness Prevention Housing Bonds Measure,” if passed, would tap the money collected via Proposition 63, which gained voter approval in 2004 and used proceeds from a 1% income tax surcharge on millionaires to pay for mental health services.

Economic growth in calendar year 2017 pushed California to fifth place on the list of largest economies, according to data released in May 2018. It leapfrogged the United Kingdom and now trails just the U.S. as a whole, China, Japan, and Germany.

In early June 2018, voters in the Bay Area passed Regional Measure 3, which is slated to raise tolls on seven state-owned bridges by $3 by 2025 as a means to finance $4.5 billion for a variety of transportation projects. A lawsuit filed in July by a taxpayers association, seeks to prevent the toll increases, the first of which is slated for January 2019; the plaintiffs claim that the increase is a tax, not a fee, and therefore required a two-thirds majority to become law. The group also raised concerns that the toll money would not be spent on bridges, but on road improvements, ferries, and new BART cars, among other things.

At the end of this reporting period, the state was fighting 14 active wildfires, including the large Mendocino Complex fire in Northern California, and had spent nearly one-quarter of the $443 million in its emergency firefighting “e-fund.” In the first half of this

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reporting season, the state faced devastating fires and mudslides, which claimed many lives. The economic toll from those earlier disasters was predicted to total $85 billion, a figure that included firefighting and containment costs and lost tax revenue.

Investors in a $2.2 billion G.O. offering in early March 2018 demanded a yield that was just 15 basis points higher than the yield on AAA-rated munis with a 10-year maturity. Earlier in the reporting period, the state issued $2.5 billion in bonds, the proceeds of which were earmarked to pre-refund outstanding bonds and to finance housing and emergency shelters, children’s hospitals, public education facilities, and high-speed rail projects.

On July 23, 2018, Moody’s revised its outlook on California’s $87 billion in G.O. debt to positive, from stable, and affirmed its Aa3 rating. The new outlook “reflects the state’s strongly performing economy and finances.” S&P Global (S&P) and Fitch Ratings have assigned the G.O.s AA-minus ratings with stable outlooks.

The Commonwealth of Puerto Rico and the federal oversight board established by PROMESA (the Puerto Rico Oversight, Management and Economic Stability Act) continued to generate headlines throughout this reporting period; additional information about the developments in Puerto Rico can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of this reporting period, some 10 months after Hurricane Maria, power was not fully restored across the Commonwealth. Despite the hurricane’s impact during the final quarter of 2017, Puerto Rico’s retail sales rose 10.7% in 2017, and bonds issued by the Commonwealth (in aggregate) have rallied during this reporting period.

PREPA, the Commonwealth’s energy utilities authority, remained a focal point during this reporting period. In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; in a decision favorable to bondholders, U.S. District Court Judge Laura Taylor Swain rejected the proposed loan. Investors will recall that PREPA failed to make its July 2017 debt payment and has made no debt-service payments since. Its cash on hand continues to be more than projected, according to officials in Puerto Rico.

In July 2018, a board shakeup ensued after Gov. Ricardo Rosselló Nevares appointed Rafael Diaz-Granados as PREPA’s new executive director, replacing Walter Higgins, who held the position for four months. Diaz-Granados quit after one day over a pay dispute, and four other board members also resigned in protest. Jose Ortiz, who had previously led PRASA, the Commonwealth’s aqueduct and sewer authority, returned to PREPA; he had been the board’s chairman from 2011 to 2013. Ortiz became the fifth person to lead PREPA since the hurricane hit.

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Ortiz has expressed interest in selling some of PREPA’s power plants. The governor remains an advocate for privatization, a solution that typically requires assumption of debt. He has also said the federal government is not qualified to take over the utility and has asked Congress to provide PREPA with $30 billion for modernization efforts.

At the very end of this reporting period, the oversight board established under PROMESA, the government of Puerto Rico, and certain bondholders, including OppenheimerFunds, reached a new restructuring support agreement (RSA) for PREPA debt. The pact, which has not been finalized, comes 13 months after the oversight board voted against an RSA that had been reached in September 2015 and extended numerous times. Like the earlier RSA, the new agreement is designed to reduce PREPA’s debt burden and protect the best interests of Fund shareholders.

As anticipated, Hurricane Maria had an adverse impact on sales and use tax (SUT) collections during fiscal year 2018, which ended June 30. At $2.52 billion for the fiscal year ended June 30, 2018, SUT collections were 1.2% lower than in the previous fiscal year. The ruling by the U.S. Supreme Court in South Dakota vs. Wayfair requiring certain online retailers to collect taxes is expected to increase Puerto Rico’s sales tax collections by an estimated $40 million annually, according to Puerto Rico’s Treasury Department.

Prices on many bonds issued in Puerto Rico rose materially on news of an agreement between an agent of the Commonwealth of Puerto Rico and an agent of the COFINA bondholders. Negotiations are ongoing and many details need to be worked out, but a preliminary structure for a settlement was reached in mid-June 2018. Judge Swain has approved the segregating SUT collections into three separate pools, as stipulated in the agreement. Among other provisions, the agreement calls for bondholders to receive the $1.2 billion in unpaid debt service that the Bank of New York-Mellon, the COFINA trustee, has amassed. Very early in this reporting period, the Commonwealth said its deposits with the BoNY trustee had already satisfied its fiscal 2018 requirements related to the COFINA debt.

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

In June 2018, officials in the Commonwealth’s Treasury Department said that general fund revenues for the first 11 months of fiscal year 2018 were $78.9 million, or 1%, ahead of projections. Treasury officials also said then that they anticipate that revenues for the entire fiscal year will also exceed projections,

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but those figures had not been released as of July 31, 2018.

On the last day of the reporting period, the government reported that Puerto Rico’s latest cash position had reached its highest level in at least a year: As of July 20, 2018, Puerto Rico had $3.23 billion in cash, topping the high point of fiscal 2018 by more than $100 million.

In other positive economic news, the employment level in June was higher than at any time since October 2013. At 9.3%, the unemployment rate remained high relative to the U.S. rate, but was nonetheless the lowest monthly rate since at least 1975, according to the U.S. Bureau of Labor Statistics; Puerto Rico’s Department of Labor and Human Resources, meanwhile, says the annual rate is the lowest since at least 1941.

During the reporting period, the oversight board, the Rosselló administration, legislators, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority, with significant debate about the budget and fiscal plan proposals that have been drafted and repeatedly revised. While it intended to certify a plan by late March, the oversight board extended the deadline and said that the new plan must demonstrate “consistency with historical actual expenditures.”

In April, the projected surplus by fiscal 2023 was raised to $6.4 billion and then to $6.7 billion. Audited results for fiscal 2015 were released in the final months of this reporting period; audited results for fiscal years 2016 and 2017 have yet to be released.

Among the ongoing issues are debt-service obligations, pensions, Law 80 (the repeal of which would allow at-will employment), and Christmas bonuses for public sector employees.

In the latter half of this reporting period, the chairman of the U.S. House committee that oversees Puerto Rico sent the governor a letter that recommended the takeover of the Commonwealth’s government by the oversight board and an increased focus on bondholder concerns. The governor fired back, calling the chairman’s letter “truly disturbing in its reckless disregard for collaboration and cooperation.”

On June 30, 2018, the oversight board certified a budget for Puerto Rico, allocating $8.76 billion for the general fund and $20.7 billion for the consolidated budget. The next month, both the governor and legislative leaders filed lawsuits claiming that the oversight board was overstepping its authority. These suits followed the board’s rejection of the budget that the Legislature had passed. The oversight board cited the PROMESA provisions that allow it to impose

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its own budget if the government does not submit a compliant budget; government officials, meanwhile, argue that the board is trying to set public policy.

Clearly, the situation remains dynamic. All issuers can be affected positively or adversely by economic and fiscal conditions: were the economic situation in Puerto Rico to worsen, for example, then the performance of Rochester municipal funds that hold Puerto Rican debt, including this Fund, may be adversely affected. Our team continues to believe that the best interests of all stakeholders can be met through negotiated settlements that offer Puerto Rico a path forward, strengthen its economy and improve the quality of life of its residents while providing investors with an appropriate return.

FUND PERFORMANCE

Oppenheimer Rochester Limited Term California Municipal Fund held more than 560 securities as of July 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 0.90 cents per share at the outset of this reporting period, was reduced to 0.85 cents per share beginning with the October 2017 payout, to 0.75 cents per share in November 2017, and to 0.65 cents per share in February 2018. In all, the Fund distributed 8.8 cents per Class A share this reporting period.

Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

All of the Fund’s sectors contributed positively to the Fund’s performance this reporting period, and 9 of the Fund’s 10 largest sectors were among the 10 strongest contributors. The Fund’s total return this reporting period was primarily driven by its holdings in sales tax revenue bonds. COFINA bonds, which are backed by the sales and use tax in Puerto Rico, represented more than 75% of the assets in this sector, the Fund’s tenth largest. On July 31, 2018, the Fund’s sales tax revenue sector also held bonds issued by California and several insured bonds issued by the U.S. Virgin Islands.

Large sectors ranked among the Fund’s 10 strongest sectors for the reporting period also included its largest sector (hospital/ healthcare), its second- and third-largest sectors (Special Tax and tobacco bonds, respectively), and its fifth- through ninth-largest sectors (marine/aviation facilities, municipal leases, water utilities, tax increment financing, and electric utilities, respectively).

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Research-based security selection continued to be a factor in the strong performance of these sectors. The hospital/healthcare sector, the Fund’s fourth best contributor to total return this reporting period, includes many investment-grade securities. The Special Tax sector, which includes securities that are backed by various taxes, was the third best contributor to performance for this reporting period. The sector consisting of high-yielding tobacco bonds, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), was the Fund’s second best contributor to the Fund’s total return as of July 31, 2018. Holdings in the marine/ aviation facilities sector, this Fund’s sixth best contributor, are typically high-grade investments backed by valuable collateral. As of July 31, 2018, the sector consisted primarily of bonds issued in California (many insured) and was invested in one bond issued by Guam. The municipal leases sector, which consists of securities backed by the proceeds of lease arrangements entered into by state and local governments, was the Fund’s ninth strongest contributor to performance as of July 31, 2018 and held two bonds issued in Puerto Rico, one of which was insured. The Fund’s tax increment financing (TIF) sector and its water utilities sector, the seventh and tenth strongest contributors to total return this reporting period, were fully invested in bonds issued in California. The electric utilities sector, with approximately 75% of its assets derived from PREPA bonds, was the Fund’s fifth strongest contributor to performance this reporting period. Insured bonds issued by Guam represent about 7% of the assets in this sector, and some of the PREPA bonds are insured.

In aggregate, the Fund’s investments in securities issued in the Commonwealth of Puerto Rico contributed positively to the Fund’s total return this reporting period. The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings as of July 31, 2018 included securities from many different sectors.

Investors should note that some of this Fund’s investments in securities issued in Guam, Puerto Rico, and the U.S. Virgin Islands are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. This Fund uses a dollar-weighted approach to measuring the average maturity of its securities and seeks an average effective maturity of 5 years or less for its portfolio. It may invest up to 15% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

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In closing, we believe that the structure and sector composition of this Fund and the use of time-tested strategies will continue to benefit

Michael Camarella, CFA
Vice President, and Senior
Portfolio Manager

fixed income investors through interest rate and economic cycles.

Michael Camarella has been named portfolio manager of the Fund. With support as needed from the Oppenheimer Municipal Fund Management Team, Michael will continue to adhere to a consistent investment approach based on the belief that tax-free yield can help investors achieve their long-term financial objectives even when market conditions fluctuate. The Fund will not be managed based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds. com/rochesterway.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Hospital/Healthcare	12.8%
Special Tax	12.6
Tobacco Master Settlement Agreement	11.5
General Obligation	10.8
Marine/Aviation Facilities	10.6
Municipal Leases	10.6
Water Utilities	4.7
Tax Increment Financing (TIF)	4.0
Electric Utilities	3.9
Sales Tax Revenue	3.5

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2018 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	4.6%	0.6%	5.2%
AA	22.9	0.0	22.9
A	26.9	2.8	29.7
BBB	21	8.4	29.4
BB or lower	11.9	0.9	12.8
Total	87.3%	12.7%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

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Performance

DISTRIBUTION YIELDS
As of 7/31/18

	Without Sales Charge	With Sales Charge
Class A	2.48%	2.42%
Class C	1.79	N/A
Class Y	2.69	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 7/31/18
Class A	1.89%
Class C	1.18
Class Y	2.16

TAXABLE EQUIVALENT YIELDS
As of 7/31/18
Class A	3.72%
Class C	2.32
Class Y	4.25

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/18

	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	3.19%	2.62%	3.53%	3.78%
Class C (OLCCX)	2/25/04	2.43	1.86	2.75	2.98
Class Y (OLCYX)	11/29/10	3.43	2.86	N/A	3.41

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/18
	Inception Date	1-Year	5-Year	10-Year	Since Inception
Class A (OLCAX)	2/25/04	0.86%	2.16%	3.30%	3.62%
Class C (OLCCX)	2/25/04	1.43	1.86	2.75	2.98
Class Y (OLCYX)	11/29/10	3.43	2.86	N/A	3.41

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COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25% and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond 5 Yr (4-6) Index, which is the 4- to 6- year component of the Bloomberg Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index is a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.0065 for the 28-day accrual period ended July 24, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on July 24, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class C and Y are annualized based on dividends of $0.0047 and $0.0071, respectively, for the 28-day accrual period ended July 24, 2018 and on the corresponding net asset values on that date.

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Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended July 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended July 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s California Short-Intermediate Municipal Debt Funds category is based on 22 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2018 top federal and California tax rate of 49.18%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on July 31, 2018 and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting

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oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

16 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended July 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During 6 Months Ended July 31, 2018
Class A	$1,000.00	$1,052.40	$4.95
Class C	1,000.00	1,048.70	8.77
Class Y	1,000.00	1,053.50	3.67

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.98	4.87
Class C	1,000.00	1,016.27	8.64
Class Y	1,000.00	1,021.22	3.61

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.97%
Class C	1.72
Class Y	0.72

18 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS July 31, 2018

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
Municipal Bonds and Notes—101.7%
California—88.0%
$470,000	Adelanto, CA Improvement Agency, Series B	5.500%	12/01/2023	12/01/2018	A	$470,446
655,000	Adelanto, CA Public Financing Authority, Series B1,2	6.300	09/01/2028	09/01/2018	A	657,633
4,325,000	Adelanto, CA Public Utility Authority	5.000	07/01/2024	07/01/2019	A	4,405,444
100,000	Adelanto, CA Public Utility Authority	5.875	07/01/2022	07/01/2019	A	104,067
200,000	Adelanto, CA Public Utility Authority	6.000	07/01/2023	07/01/2019	A	208,360
600,000	Adelanto, CA Public Utility Authority	6.250	07/01/2026	07/01/2019	A	626,436
975,000	Adelanto, CA Public Utility Authority	6.625	07/01/2031	07/01/2019	A	1,021,264
1,750,000	Alameda, CA Corridor Transportation Authority[2]	5.000	10/01/2029	10/01/2023	A	1,987,895
25,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[2]	5.125	05/01/2019	08/31/2018	A	25,071
180,000	Arcadia, CA Redevel. Agency Tax Allocation (Central Redevel.)[2]	5.125	05/01/2023	08/31/2018	A	180,551
3,540,000	Azusa, CA Special Tax Community Facilities District 05-1	5.000	09/01/2027	09/01/2018	A	3,546,195
2,505,000	Baldwin Park, CA Unified School District[2]	5.000	08/01/2028	08/01/2026	A	2,936,586
655,000	Beaumont, CA Financing Authority, Series A	5.000	09/01/2027	09/01/2023	A	714,356
105,000	Beaumont, CA Financing Authority, Series A	7.000	09/01/2023	09/01/2018	A	105,147
740,000	Beaumont, CA Financing Authority, Series B	5.000	09/01/2025	09/12/2024	B	826,906
20,000	Beaumont, CA Financing Authority, Series C	4.750	09/01/2028	09/01/2018	A	20,013
25,000	Bell, CA Community Redevel. Agency Tax Allocation[2]	5.625	10/01/2033	08/31/2018	A	25,088
95,000	Blythe, CA Financing Authority (City Hall & County Courthouse)[2]	5.500	09/01/2027	09/01/2018	A	95,133
100,000	Buena Park, CA Community Redevel. Agency[2]	5.250	09/01/2025	09/01/2018	A	100,291
100,000	Buena Park, CA Community Redevel. Agency[2]	5.625	09/01/2033	09/01/2018	A	100,323
250,000	CA ABAG Finance Authority for NonProfit Corporations (Episcopal Senior Communities)[2]	5.000	07/01/2024	07/01/2022	A	278,595
5,000	CA ABAG Finance Authority for NonProfit Corporations COP[2]	5.800	03/01/2023	09/01/2018	A	5,018
205,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[2]	5.350	10/01/2029	08/31/2018	A	205,238

19 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$360,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)	6.500%	01/01/2033	01/02/2029	B	$354,780
210,000	CA Bay Area Governments Association[2]	6.000	12/15/2024	12/15/2018	A	213,795
490,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2023	06/01/2022	A	545,742
515,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2024	06/01/2022	A	569,786
545,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2025	06/01/2022	A	598,568
575,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2026	06/01/2022	A	630,855
605,000	CA Communities Transportation Revenue COP[2]	5.250	06/01/2027	06/01/2022	A	663,534
40,000	CA Community College Financing Authority (GCCCD/PCCD/STTJCCD Obligated Group)[2]	5.000	04/01/2021	10/01/2018	A	40,236
680,000	CA Community College Financing Authority (GCCCD/PCCD/STTJCCD Obligated Group)[2]	5.625	04/01/2026	10/01/2018	A	684,672
10,000	CA County Tobacco Securitization Agency (Golden Gate Tobacco)	4.500	06/01/2021	08/15/2018	A	10,006
190,000	CA County Tobacco Securitization Agency (TASC)[2]	5.000	06/01/2026	08/31/2018	A	191,379
505,000	CA County Tobacco Securitization Agency (TASC)	5.100 [3]	06/01/2028	08/15/2018	A	505,177
55,000	CA County Tobacco Securitization Agency (TASC)[2]	5.500	06/01/2033	08/31/2018	A	55,816
3,370,000	CA County Tobacco Securitization Agency (TASC)[2]	5.750	06/01/2029	08/31/2018	A	3,407,003
100,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875	06/01/2027	08/31/2018	A	100,102
390,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875	06/01/2035	08/31/2018	A	394,056
305,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875	06/01/2043	08/31/2018	A	309,413
5,230,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000	06/01/2035	08/31/2018	A	5,233,086
4,735,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000	06/01/2042	08/31/2018	A	4,781,734
430,000	CA Dept. of Water Resources (Center Valley)[2]	5.250	07/01/2022	08/31/2018	A	431,350
1,135,000	CA Educational Facilities Authority (California College of Arts & Crafts)[2]	5.000	06/01/2022	06/01/2022		1,250,656
400,000	CA Educational Facilities Authority (California College of Arts & Crafts)[2]	5.000	06/01/2024	06/01/2022	A	434,924

20 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$20,000	CA Educational Facilities Authority (California Western School of Law)[2]	5.000%	10/01/2018	08/31/2018	A	$20,051
80,000	CA Educational Facilities Authority (California Western School of Law)[2]	5.000	10/01/2028	08/31/2018	A	80,163
710,000	CA Educational Facilities Authority (Loma Linda University)[2]	5.000	04/01/2030	04/01/2027	A	817,608
120,000	CA Educational Facilities Authority (Southwestern Law School)[2]	5.000	11/01/2023	08/31/2018	A	120,328
5,000	CA GO2	5.000	10/01/2018	08/31/2018	A	5,015
5,000	CA GO2	5.000	10/01/2018	08/31/2018	A	5,015
50,000	CA GO2	5.000	06/01/2019	08/31/2018	A	50,143
5,000	CA GO2	5.000	10/01/2022	08/31/2018	A	5,016
40,000	CA GO2	5.000	11/01/2022	11/01/2018	A	40,374
125,000	CA GO2	5.000	11/01/2022	11/01/2018	A	126,169
20,000	CA GO2	5.000	10/01/2023	08/31/2018	A	20,062
35,000	CA GO2	5.000	10/01/2023	08/31/2018	A	35,109
5,000	CA GO2	5.000	10/01/2028	08/31/2018	A	5,015
20,000	CA GO2	5.125	10/01/2027	08/31/2018	A	20,063
5,000	CA GO2	5.200	11/01/2031	08/31/2018	A	5,016
25,000	CA GO2	5.250	04/01/2019	08/31/2018	A	25,078
25,000	CA GO2	5.250	04/01/2021	08/31/2018	A	25,086
145,000	CA GO2	5.250	06/01/2021	12/01/2018	A	146,957
4,970,000	CA GO2	5.250	09/01/2024	09/01/2021	A	5,505,170
15,000	CA GO2	5.375	06/01/2026	12/01/2018	A	15,199
110,000	CA GO2	5.375	06/01/2026	12/01/2018	A	111,456
15,000	CA GO2	5.500	04/01/2019	10/01/2018	A	15,101
5,000	CA GO2	5.500	03/01/2020	09/01/2018	A	5,017
10,000	CA GO2	5.500	03/01/2020	09/01/2018	A	10,034
20,000	CA GO2	5.500	10/01/2022	10/01/2018	A	20,142
65,000	CA GO2	5.600	09/01/2021	09/01/2018	A	65,229
5,000	CA GO2	5.600	09/01/2021	09/01/2018	A	5,018
80,000	CA GO2	5.625	10/01/2021	10/01/2018	A	80,588
235,000	CA GO2	5.625	10/01/2023	10/01/2018	A	236,697
10,000	CA GO2	5.625	09/01/2024	09/01/2018	A	10,034
40,000	CA GO2	5.625	05/01/2026	08/31/2018	A	40,142
10,000	CA GO2	5.625	10/01/2026	10/01/2018	A	10,070
85,000	CA GO2	5.750	03/01/2023	09/01/2018	A	85,304
230,000	CA GO2	5.900	04/01/2023	10/01/2018	A	231,778
1,465,000	CA GO2	5.900	04/01/2023	10/01/2018	A	1,476,324
75,000	CA GO2	5.900	03/01/2025	09/01/2018	A	75,272
55,000	CA GO2	6.000	10/01/2021	10/01/2018	A	55,438
45,000	CA GO2	6.000	03/01/2024	09/01/2018	A	45,169
5,000	CA GO2	6.000	05/01/2024	11/01/2018	A	5,059
90,000	CA GO2	6.000	08/01/2024	02/01/2019	A	92,099
1,935,000	CA GO2	6.000	04/01/2038	04/01/2019	A	1,991,076
455,000	CA GO2	6.250	10/01/2019	10/01/2018	A	458,549
300,000	CA GO2	6.250	10/01/2019	10/01/2018	A	302,340

21 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$915,000	CA GO2	6.500%	04/01/2033	04/01/2019	A	$945,021
1,850,000	CA Golden State Tobacco Securitization Corp.[2]	5.000	06/01/2027	06/01/2027		2,145,981
1,560,000	CA Golden State Tobacco Securitization Corp.[2]	5.000	06/01/2028	06/01/2027	A	1,800,396
5,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	3.500	06/01/2036	06/01/2022	A	5,032,900
2,090,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.000	06/01/2029	06/01/2027	A	2,398,108
1,750,000	CA Health Facilities Financing Authority (Cedars-Sinai Medical Center)[2]	5.000	11/15/2032	11/15/2025	A	2,048,602
1,380,000	CA Health Facilities Financing Authority (DHlth/ BMH/CmntyHOSB/MSrH/SFMH/ SNVMMH/CMF Obligated Group)[2]	5.500	07/01/2025	08/31/2018	A	1,385,023
1,750,000	CA Health Facilities Financing Authority (El Camino Hospital)[2]	5.000	02/01/2032	02/01/2025	A	1,973,930
3,000,000	CA Health Facilities Financing Authority (El Camino Hospital)[2]	5.000	02/01/2033	02/01/2025	A	3,372,540
420,000	CA Health Facilities Financing Authority (Pomona Valley Hospital Medical Center)[2]	5.625	07/01/2019	08/31/2018	A	421,520
30,000	CA Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center)[2]	5.250	06/01/2023	08/31/2018	A	30,030
1,000,000	CA Health Facilities Financing Authority (SHlth/EMC/MPHS/ PAMFHCR&E/SCHosp/SCVH/ SEBH/SGMF/SHSSR/SMF/SMCCV Obligated Group)[2]	5.250	08/15/2031	08/15/2021	A	1,103,670
1,800,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[2]	5.000	11/15/2031	11/15/2027	A	2,123,370
1,800,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[2]	5.000	11/15/2032	11/15/2027	A	2,116,944
3,000,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[2]	5.000	11/15/2033	11/15/2027	A	3,509,520
1,500,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[2]	5.000	11/15/2035	11/15/2027	A	1,740,195

22 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$2,500,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[2]	5.000%	11/15/2036	11/15/2027	A	$2,889,350
4,490,000	CA Health Facilities Financing Authority (SHlth/SBH/SVNA&H/ SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[2]	5.000	11/15/2037	11/15/2027	A	5,177,509
1,505,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2027	11/01/2026	A	1,765,410
775,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2028	11/01/2026	A	904,099
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2029	11/01/2026	A	1,053,580
740,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2030	11/01/2026	A	854,989
910,000	CA Infrastructure and Economic Devel. (California Science Center Foundation)[2]	5.000	05/01/2031	11/01/2026	A	1,047,801
5,000,000	CA Infrastructure and Economic Devel. (Segerstrom Center for the Arts)[2]	5.000	07/01/2026	07/01/2026		5,868,850
45,000	CA M-S-R Public Power Agency (San Juan)	6.000	07/01/2022	12/31/2019	A	50,046
335,000	CA Municipal Finance Authority (Biola University)[2]	5.000	10/01/2029	10/01/2023	A	370,533
465,000	CA Municipal Finance Authority (Biola University)[2]	5.000	10/01/2030	10/01/2023	A	512,909
50,000	CA Municipal Finance Authority (Biola University)[2]	5.625	10/01/2023	10/01/2018	A	50,360
3,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2028	02/01/2027	A	3,483,720
3,400,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2029	02/01/2027	A	3,926,014
3,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2030	02/01/2027	A	4,021,605
2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2031	02/01/2027	A	2,285,180
1,500,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[2]	5.000	02/01/2032	02/01/2027	A	1,706,670
2,155,000	CA Municipal Finance Authority (Eisenhower Medical Center)[2]	5.000	07/01/2030	07/01/2027	A	2,434,094
190,000	CA Municipal Finance Authority (Emerson College)	5.000	01/01/2028	01/01/2022	A	211,175
40,000	CA Municipal Finance Authority (Emerson College)[2]	5.000	01/01/2028	01/01/2022	A	43,184

23 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$8,385,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[2]	5.000%	12/31/2033	06/30/2028	A	$9,573,825
4,000,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[2]	5.000	12/31/2034	06/30/2028	A	4,552,600
2,700,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)[2]	5.000	12/31/2035	06/30/2028	A	3,063,258
1,000,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.000	11/01/2028	11/01/2026	A	1,113,420
440,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.000	11/01/2030	11/01/2024	A	479,560
1,100,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.000	11/01/2035	11/01/2024	A	1,185,415
750,000	CA Municipal Finance Authority (NorthBay Healthcare Group/NorthBay Healthcare Corp. Obligated Group)[2]	5.250	11/01/2029	11/01/2026	A	842,707
1,580,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)[2]	5.000	08/01/2033	08/01/2026	A	1,798,388
1,715,000	CA Municipal Financing Authority (San Bernardino Municipal Water Facilities)[2]	5.000	08/01/2035	08/01/2026	A	1,941,637
1,030,000	CA Pollution Control Financing Authority (Southern California Water Company)[2]	5.500	12/01/2026	08/31/2018	A	1,030,824
15,000	CA Public Works[2]	6.625	11/01/2034	11/01/2018	A	15,029
50,000	CA Public Works (California Community Colleges)[2]	5.000	10/01/2024	08/31/2018	A	50,141
50,000	CA Public Works (California Community Colleges)[2]	5.000	03/01/2027	09/01/2018	A	50,141
15,000	CA Public Works (California Community Colleges)[2]	5.125	06/01/2025	08/31/2018	A	15,044
45,000	CA Public Works (California Community Colleges)[2]	5.125	06/01/2029	08/31/2018	A	45,131
215,000	CA Public Works (California Community Colleges)[2]	5.250	09/01/2019	09/01/2018	A	215,645
30,000	CA Public Works (California Highway Patrol)[2]	5.250	11/01/2020	08/31/2018	A	30,091
2,000,000	CA Public Works (California State Prisons)[2]	5.750	10/01/2031	10/01/2021	A	2,232,680
750,000	CA Public Works (Dept. of Corrections and Rehabilitation)[2]	5.750	11/01/2029	11/01/2019	A	789,217
10,000	CA Public Works (Dept. of Corrections)[2]	4.250	10/01/2021	08/31/2018	A	10,021

24 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$55,000	CA Public Works (Dept. of Corrections)[2]	5.000%	09/01/2018	08/31/2018	A	$55,173
25,000	CA Public Works (Dept. of Corrections)[2]	5.000	09/01/2018	08/31/2018	A	25,078
370,000	CA Public Works (Dept. of Corrections)[2]	5.500	10/01/2018	08/31/2018	A	371,251
350,000	CA Public Works (Dept. of Corrections)[2]	5.500	10/01/2019	08/31/2018	A	351,116
45,000	CA Public Works (Dept. of Corrections)[2]	5.625	10/01/2020	08/31/2018	A	45,149
2,000,000	CA Public Works (Dept. of Forestry & Fire Protection)[2]	5.000	04/01/2026	08/31/2018	A	2,005,640
20,000	CA Public Works (Dept. of Justice Building)[2]	5.250	11/01/2020	08/31/2018	A	20,060
25,000	CA Public Works (Dept. of Mental Health)[2]	5.250	04/01/2023	08/31/2018	A	25,088
875,000	CA Public Works (Judicial Council)[2]	5.000	03/01/2026	03/01/2023	A	984,436
3,000,000	CA Public Works (Judicial Council)[2]	5.250	12/01/2026	12/01/2021	A	3,329,970
805,000	CA Public Works (Various Community Colleges)[2]	5.625	03/01/2019	09/01/2018	A	807,938
800,000	CA School Finance Authority Charter School (Coastal Academy)[2]	5.000	10/01/2022	11/07/2020	B	837,504
1,705,000	CA School Finance Authority Charter School (High Tech High Learning)[2]	5.000	07/01/2032	07/01/2027	A	1,891,067
1,375,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)	5.500	07/01/2027	04/09/2024	B	1,374,931
600,000	CA Statewide CDA	5.300 [4]	04/01/2028	05/15/2026	B	600,000
225,000	CA Statewide CDA (American Baptist Homes of the West)[2]	6.000	10/01/2029	10/01/2019	A	235,055
950,000	CA Statewide CDA (Cathedral City Heritage Park/Glendale Heritage Park Obligated Group)	5.200	06/01/2036	08/31/2018	A	953,391
1,500,000	CA Statewide CDA (CHF-Irvine)[2]	5.000	05/15/2030	05/15/2026	A	1,704,630
45,000	CA Statewide CDA (Escrow Term)	6.750	09/01/2037	08/17/2018	A	45,052
175,000	CA Statewide CDA (Front Porch Communities & Services)[2]	5.000	04/01/2031	04/01/2027	A	200,660
305,000	CA Statewide CDA (Rio Bravo)	6.500	12/01/2018	12/01/2018		304,976
2,810,000	CA Statewide CDA (Sherman Oaks Health System)[1,2]	5.000	08/01/2022	12/04/2020	B	3,003,834
25,000	CA Statewide CDA Community Facilities District	6.350	09/01/2021	08/17/2018	A	25,032
790,000	CA Statewide CDA COP (CVHP/ CVMC/FH Obligated Group)[2]	5.125	04/01/2023	08/31/2018	A	792,441

25 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$235,000	CA Statewide CDA School Facilities (47th & Main)[2]	5.125%	07/01/2022	11/10/2020	A	$253,878
5,000	CA Statewide CDA Water & Wastewater[2]	4.000	10/01/2018	08/31/2018	A	5,011
450,000	CA Statewide CDA Water & Wastewater[2]	5.125	10/01/2022	08/31/2018	A	451,417
5,000	CA Statewide CDA Water & Wastewater[2]	5.250	10/01/2027	08/31/2018	A	5,017
5,000	CA Statewide CDA Water & Wastewater[2]	5.750	10/01/2025	08/31/2018	A	5,019
1,350,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	5.625	05/01/2029	08/31/2018	A	1,351,431
2,968,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	5.625	05/01/2029	08/31/2018	A	2,971,146
3,395,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000	05/01/2037	08/31/2018	A	3,397,241
25,000	CA Water Resource Devel. GO, Series N & P2	5.000	06/01/2020	08/31/2018	A	25,081
15,000	Carlsbad, CA Hsg. & Redevel. Commission (Village Redevel.)[2]	5.300	09/01/2023	09/01/2018	A	15,001
20,000	Carlsbad, CA Hsg. & Redevel. Commission Tax Allocation[2]	5.250	09/01/2019	09/01/2018	A	20,003
30,000	Carlsbad, CA Improvement Bond Act 1915	5.550	09/02/2028	09/02/2018	A	30,059
30,000	Carlsbad, CA Improvement Bond Act 1915	6.000	09/02/2022	09/02/2018	A	30,031
45,000	Carson, CA Improvement Bond Act 1915	7.375	09/02/2022	09/02/2018	A	45,182
1,080,000	Castaic, CA Union School District Community Facilities District No. 92-1	9.000	10/01/2019	10/01/2018	A	1,087,322
1,230,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2028	09/01/2025	A	1,404,377
1,280,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2029	09/01/2025	A	1,455,296
900,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2030	09/01/2025	A	1,020,168
950,000	Chino, CA Public Financing Authority[2]	5.000	09/01/2031	09/01/2025	A	1,072,958
15,000	Colton, CA Public Financing Authority, Series A2	4.700	04/01/2032	08/31/2018	A	15,034
1,710,000	Compton, CA Community College District[2]	5.000	07/01/2020	07/01/2020		1,820,466
1,895,000	Compton, CA Community College District[2]	5.000	07/01/2021	07/01/2021		2,071,443
1,310,000	Compton, CA Community College District[2]	5.000	07/01/2023	07/01/2022	A	1,461,410
325,000	Compton, CA Sewer[2]	5.375	09/01/2023	09/01/2018	A	325,907

26 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$120,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	6.625%	10/01/2018	10/01/2018		$121,025
155,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	6.875	10/01/2019	10/01/2019		163,940
35,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	6.875	10/01/2020	10/01/2020		37,926
185,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.000	10/01/2021	10/01/2021		207,167
110,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.125	10/01/2020	10/01/2020		121,877
130,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.250	10/01/2021	10/01/2021		150,688
315,000	Cudahy, CA Community Devel. Commission Tax Allocation[2]	7.750	10/01/2027	10/01/2021	A	364,887
15,000	Cypress, CA Improvement Bond Act 1915 (Business and Professional Center)	5.700	09/02/2022	08/31/2018	A	15,008
1,000,000	Davis, CA Redevel. Agency Tax Allocation[2]	6.500	12/01/2026	12/01/2021	A	1,142,870
975,000	Delano, CA Union High School District[2]	5.100	02/01/2023	02/01/2023		1,102,579
250,000	Dinuba, CA Redevel. Agency Tax Allocation[2]	5.750	09/01/2028	01/18/2021	C	270,917
1,290,000	Dinuba, CA Unified School District[2]	5.000	08/01/2029	08/01/2026	A	1,511,235
155,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[1,2]	5.125	08/01/2020	12/05/2018	A	155,918
50,000	Downey, CA Community Devel. Commission Tax Allocation (Downey Redevel.)[2]	5.125	08/01/2028	02/01/2019	A	50,222
630,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[2]	5.000	09/01/2026	09/01/2022	A	692,779
800,000	El Dorado County, CA Special Tax Community Facilities District No. 9288[2]	5.000	09/01/2027	09/01/2022	A	879,400
10,000	El Monte, CA COP (Dept. of Public Social Services Facility)[2]	5.000	06/01/2019	06/01/2019		10,306
15,000	Folsom, CA Public Financing Authority	5.400	09/02/2020	09/02/2018	A	15,052
220,000	Fontana, CA Redevel. Agency (Jurupa Hills)[2]	5.500	10/01/2027	10/01/2018	A	221,540
265,000	Fontana, CA Special Tax (Citrus)	5.000	09/01/2020	09/01/2018	A	265,800
290,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000	09/01/2026	09/01/2026		331,339

27 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$175,000	Fontana, CA Special Tax Community Facilities District No. 80	5.000%	09/01/2029	09/01/2027	A	$199,057
675,000	Fresno, CA Joint Powers Financing Authority[2]	5.000	04/01/2030	04/01/2027	A	782,885
1,000,000	Fresno, CA Joint Powers Financing Authority[2]	5.000	04/01/2031	04/01/2027	A	1,154,860
500,000	Fresno, CA Joint Powers Financing Authority[2]	5.000	04/01/2032	04/01/2027	A	574,545
400,000	Galt, CA Redevel. Agency Tax Allocation[2]	7.375	09/01/2033	09/01/2021	A	457,972
20,000	Gilroy, CA GO (Community Library Project)[2]	5.000	02/01/2027	08/31/2018	A	20,065
20,000	Granada, CA Sanitation District Improvement Bond Act 1915	6.125	09/02/2022	09/02/2018	A	20,063
425,000	Grand Terrace, CA Community Redevel. Agency[2]	5.100	09/01/2022	09/01/2019	A	443,169
1,475,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[2]	5.250	12/01/2022	08/31/2018	A	1,476,991
1,000,000	Hawaiian Gardens, CA Public Finance Authority Tax Allocation[2]	5.250	12/01/2023	08/31/2018	A	1,001,300
3,220,000	Hawthorne, CA Community Redevel. Agency Special Tax	6.125	10/01/2025	10/01/2018	A	3,239,062
45,000	Hawthorne, CA Parking Authority[1]	8.125	09/01/2019	09/01/2018	A	45,113
30,000	Hayward, CA Improvement Bond Act 1915	7.100	09/02/2018	09/02/2018		30,061
5,000	Hollister, CA Improvement Bond Act 1915	7.125	09/02/2022	09/02/2018	A	5,156
5,000	Huntington Beach, CA Community Facilities District[2]	5.400	10/01/2020	10/01/2018	A	5,031
20,000	Huntington Beach, CA Community Facilities District Special Tax	6.250	09/01/2027	09/01/2018	A	20,079
1,055,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2025	09/01/2018	A	1,057,110
1,115,000	Huntington Beach, CA Community Facilities District Special Tax (Huntington Center)	5.250	09/01/2026	09/01/2018	A	1,117,118
100,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[2]	5.000	08/01/2018	08/01/2018		100,000
15,000	Huntington Beach, CA Redevel. Agency (Huntington Beach Redevel.)[2]	5.000	08/01/2024	08/31/2018	A	15,046
25,000	Huntington Park, CA Public Financing Authority[2]	5.000	09/01/2022	09/01/2018	A	25,073
2,735,000	Imperial, CA Public Financing Authority (Water Facility)[2]	5.000	10/15/2026	10/15/2022	A	3,015,283

28 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$710,000	Irvine, CA Improvement Bond Act 1915[2]	5.000%	09/02/2025	09/02/2023	A	$798,913
60,000	Kern Valley, CA Healthcare District[2]	5.250	08/01/2021	08/31/2018	A	60,190
2,000,000	Kern, CA Community College District[2]	5.250	11/01/2031	11/01/2018	A	2,019,840
5,000	La Habra, CA Redevel. Agency Community Facilities District	6.000	09/01/2019	09/01/2018	A	5,004
30,000	La Mesa, CA Improvement Bond Act 1915[1]	5.750	09/02/2023	09/02/2018	A	30,054
20,000	Lake Elsinore, CA School Financing Authority[2]	4.500	10/01/2037	08/31/2018	A	20,048
615,000	Lancaster, CA Redevel. Agency[2]	5.500	12/01/2028	12/01/2020	A	647,909
2,000,000	Lodi, CA Public Financing Authority[2]	5.250	10/01/2026	04/01/2022	A	2,186,940
1,435,000	Long Beach, CA Bond Finance Authority[2]	5.250	11/15/2023	11/15/2023		1,623,903
685,000	Long Beach, CA Bond Finance Authority Natural Gas[2]	5.250	11/15/2018	11/15/2018		691,864
850,000	Long Beach, CA Marina System[2]	5.000	05/15/2027	05/15/2025	A	964,248
50,000	Long Beach, CA Special Tax (Pike)	6.250	10/01/2026	08/31/2018	A	50,046
5,025,000	Long Beach, CA Unified School District[5]	5.000	08/01/2033	08/01/2026	A	5,897,997
7,225,000	Long Beach, CA Unified School District[5]	5.000	08/01/2035	08/01/2026	A	8,429,123
30,000	Long Beach, CA Unified School District[2]	5.750	08/01/2033	08/01/2019	A	31,279
470,000	Long Beach, CA Unified School District	5.750	08/01/2033	08/01/2019	A	490,464
5,000	Los Angeles County, CA Community Facilities District No. 5 (Rowland Heights Area)[1,2]	5.000	09/01/2019	09/01/2018	A	5,013
55,000	Los Angeles, CA Community Facilities District Special Tax (Cascade Business Park)[1]	6.400	09/01/2022	09/01/2018	A	55,051
3,720,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.000	05/15/2037	05/15/2028	A	4,255,085
35,000	Los Angeles, CA Mtg. (Section 8)[2]	5.350	07/01/2022	08/31/2018	A	35,082
5,000	Los Angeles, CA Mtg. (Section 8)[2]	6.500	07/01/2022	08/31/2018	A	5,016
325,000	Madera County, CA Board of Education COP[2]	6.125	10/01/2036	10/01/2021	A	370,078
1,015,000	Madera County, CA COP (Valley Children’s Hospital)[2]	5.000	03/15/2023	08/31/2018	A	1,018,756
455,000	Madera County, CA COP (Valley Children’s Hospital)[2]	5.750	03/15/2028	08/31/2018	A	456,684
1,285,000	Manteca, CA Unified School District Special Tax Community Facilities District No. 1989[2]	5.000	09/01/2027	09/01/2023	A	1,447,810

29 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$250,000	Marina, CA Redevel. Agency Tax Allocation	5.000%	09/01/2033	09/01/2025	A	$273,223
340,000	Marina, CA Redevel. Agency Tax Allocation	5.000	09/01/2033	09/01/2025	A	376,071
1,025,000	Marysville, CA (Fremont-Rideout Health Group/Rideout Memorial Hospital/United Com-Serve Obligated Group)[2]	5.250	01/01/2027	01/01/2021	A	1,105,627
15,000	Maywood, CA Public Financing Authority	6.500	09/01/2018	08/31/2018	A	15,023
4,560,000	Metropolitan Water District of Southern California[2]	5.000	07/01/2035	07/01/2019	A	4,703,822
345,000	Modesto, CA COP (Golf Course)[2]	5.000	11/01/2023	06/21/2021	B	359,752
1,000,000	Monrovia, CA Redevel. Agency (Central Redev. Project Area No. 1)[2]	5.000	08/01/2026	08/01/2022	A	1,082,260
2,000,000	Montclair, CA Redevel. Agency Tax Allocation[2]	5.300	10/01/2030	08/31/2018	A	2,000,320
470,000	Montebello, CA Public Financing Authority (Montebello Hotel)[2]	5.000	12/01/2024	08/31/2018	A	471,410
1,050,000	Montebello, CA Public Financing Authority (Montebello Hotel)[2]	5.000	12/01/2028	08/31/2018	A	1,052,772
10,000	Mountain View, CA Water[2]	4.500	06/01/2026	08/31/2018	A	10,023
100,000	National City, CA Community Devel. Commission Tax Allocation (National City Redevel.)[2]	5.250	08/01/2019	08/01/2019	A	103,860
835,000	Northern, CA Inyo County Local Hospital District[2]	6.375	12/01/2025	12/01/2020	A	866,404
660,000	Oakland, CA Unified School District[1,2]	5.000	08/01/2022	05/16/2021	B	709,348
5,000,000	Oakland, CA Unified School District[2]	5.000	08/01/2030	08/01/2026	A	5,916,900
2,515,000	Oakland, CA Unified School District[2]	5.000	08/01/2032	08/01/2027	A	2,972,126
685,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2026	09/01/2023	A	746,061
745,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2027	09/01/2023	A	806,314
805,000	Oceanside, CA Community Facilities District Special Tax (Ocean Ranch Corp. Center)	5.000	09/01/2028	09/01/2023	A	866,558
820,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108	7.500	09/02/2020	09/02/2018	A	824,190
35,000	Orange County, CA Community Facilities District[2]	5.250	08/15/2019	08/15/2018	A	35,051

30 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$10,000	Orange County, CA Improvement Bond Act 1915 (Irvine Coast Assessment)	5.500%	09/02/2018	09/02/2018		$10,031
1,495,000	Orange, CA Community Facilities District Special Tax (Serrano Heights Public Improvements)[2]	5.000	10/01/2028	10/01/2022	A	1,644,365
255,000	Oro Grande, CA Elementary District COP[2]	5.625	09/15/2030	09/15/2020	A	270,960
330,000	Oxnard, CA Financing Authority[2]	5.000	06/01/2036	08/31/2018	A	330,769
50,000	Oxnard, CA Financing Authority[2]	5.300	06/01/2029	06/01/2021	A	54,330
2,000,000	Oxnard, CA Financing Authority Wastewater[2]	5.000	06/01/2029	06/01/2024	A	2,266,160
845,000	Oxnard, CA Harbor District[2]	5.000	08/01/2020	08/01/2020		896,782
460,000	Oxnard, CA School District[2]	5.000	08/01/2026	08/01/2023	A	522,270
530,000	Oxnard, CA School District[2]	5.000	08/01/2027	08/01/2023	A	600,400
50,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[2]	5.250	01/01/2022	08/31/2018	A	50,163
125,000	Palmdale, CA Community Facilities District Special Tax	5.400	09/01/2035	09/01/2018	A	125,198
175,000	Palo Alto, CA Utility[2]	5.250	06/01/2021	12/01/2018	A	177,238
15,000	Palo Alto, CA Utility[2]	5.250	06/01/2024	12/01/2018	A	15,192
1,625,000	Palomar, CA Health[2]	5.000	11/01/2031	11/01/2026	A	1,794,553
185,000	Perris, CA Elementary School District[2]	6.000	08/01/2027	08/01/2024	A	222,451
205,000	Perris, CA Elementary School District[2]	6.000	08/01/2028	08/01/2024	A	245,233
390,000	Perris, CA Public Financing Authority[2]	7.000	10/01/2033	10/01/2018	A	393,307
10,000	Petaluma, CA Improvement Bond Act 1915	6.000	09/02/2020	09/02/2018	A	10,006
80,000	Pomona, CA Public Financing Authority[2]	5.000	02/01/2024	08/31/2018	A	80,248
35,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[2]	5.000	02/01/2027	08/31/2018	A	35,109
400,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[2]	5.250	02/01/2020	08/31/2018	A	401,300
850,000	Poway, CA Unified School District Public Financing Authority Special Tax[2]	5.000	09/15/2025	09/15/2023	A	954,975
1,205,000	Poway, CA Unified School District Public Financing Authority Special Tax[2]	5.000	09/15/2029	09/15/2023	A	1,319,740
1,800,000	Rancho Cucamonga, CA Community Facilities District Special Tax No.2003-1	5.750	09/01/2028	09/01/2018	A	1,805,094
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.500	09/02/2024	09/02/2018	A	20,002

31 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$30,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750%	09/02/2022	09/02/2018	A	$30,024
20,000	Rancho Mirage, CA Improvement Bond Act 1915	5.750	09/02/2026	09/02/2018	A	20,014
10,000	Redlands, CA Community Facilities District	5.850	09/01/2033	09/01/2018	A	10,003
690,000	Redwood City, CA Special Tax	5.000	09/01/2029	09/01/2022	A	744,269
6,530,000	Richmond, CA Joint Powers Financing Authority[2]	5.500	11/01/2029	12/03/2024	A	7,613,654
450,000	Riverside County, CA Community Facilities District (Lake Hills Crest)	5.000	09/01/2028	09/01/2022	A	483,237
3,820,000	Riverside County, CA Infrastructure Financing Authority[2]	5.000	11/01/2027	11/01/2025	A	4,474,175
235,000	Riverside County, CA Public Financing Authority COP[6]	5.750	05/15/2019	05/15/2019		199,750
305,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[2]	5.750	10/01/2020	10/01/2020		331,126
315,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2023	09/02/2021	A	318,301
335,000	Riverside, CA Improvement Bond Act 1915 (Riverside Auto Center Assessment District)	5.000	09/02/2024	09/02/2021	A	338,032
200,000	Riverside, CA Improvement Bond Act 1915 (Riverwalk Business)	6.250	09/02/2029	09/02/2018	A	200,840
1,640,000	Riverside, CA Public Financing Authority[2]	5.000	11/01/2027	11/01/2022	A	1,813,938
1,155,000	Riverside, CA Public Financing Authority[2]	5.000	11/01/2028	11/01/2022	A	1,275,536
100,000	Riverside, CA Public Financing Authority (University Corridor/ Sycamore)[2]	5.000	08/01/2019	08/31/2018	A	100,272
365,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2025	09/01/2023	A	402,956
440,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2026	09/01/2023	A	482,042
405,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2027	09/01/2023	A	441,701
500,000	Romoland, CA School District Special Tax Community Facilities District No. 2004-1	5.000	09/01/2028	09/01/2023	A	542,855
190,000	Roseville, CA Natural Gas Finance Authority[2]	5.000	02/15/2021	02/15/2021		203,587
80,000	Roseville, CA Natural Gas Finance Authority[2]	5.000	02/15/2023	02/15/2023		88,454

32 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$265,000	Roseville, CA Natural Gas Finance Authority[2]	5.000%	02/15/2024	02/15/2024		$296,434
100,000	Roseville, CA Natural Gas Finance Authority[2]	5.000	02/15/2025	02/15/2025		113,056
795,000	Sacramento County, CA (Juvenile Courthouse) COP[2]	5.000	12/01/2021	08/31/2018	A	797,266
555,000	Sacramento County, CA (Juvenile Courthouse) COP[2]	5.000	12/01/2022	08/31/2018	A	556,576
430,000	Sacramento County, CA (Juvenile Courthouse) COP[2]	5.000	12/01/2023	08/31/2018	A	431,217
2,975,000	Sacramento County, CA COP[2]	5.750	02/01/2030	02/01/2020	A	3,136,483
365,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)	5.250	06/01/2027	08/31/2018	A	365,197
5,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)[2]	5.000	12/01/2022	08/31/2018	A	5,013
15,000	Sacramento County, CA Public Financing Authority (County & City Redevel.)[2]	5.125	12/01/2028	08/31/2018	A	15,041
510,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)	6.250	09/01/2023	09/01/2018	A	511,836
1,840,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000	09/01/2024	03/01/2023	A	2,041,259
850,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000	09/01/2025	03/01/2023	A	937,542
785,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000	09/01/2026	03/01/2023	A	867,629
455,000	Sacramento, CA City Financing Authority (Westlake & Regency Park)[2]	5.000	09/01/2027	03/01/2023	A	496,514
1,235,000	Sacramento, CA Municipal Utility District[2]	5.000	07/01/2030	07/01/2025	A	1,434,144
60,000	Salinas, CA Redevel. Agency Tax Allocation (Central City Revitalization)[2]	5.500	11/01/2023	08/31/2018	A	60,208
5,000	San Bernardino County, CA (Single Family Mtg.)	3.974 [7]	05/01/2031	08/31/2018	A	2,546
210,000	San Bernardino County, CA COP (Medical Center Financing)[2]	5.000	08/01/2026	08/31/2018	A	210,750
175,000	San Bernardino County, CA COP (Medical Center Financing)[1,2]	5.000	08/01/2028	08/31/2018	A	175,151
10,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2018	10/01/2018		10,071
200,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2019	10/01/2019		209,576

33 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$50,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750%	10/01/2022	10/01/2022		$56,429
180,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2023	10/01/2023		206,010
70,000	San Bernardino, CA Joint Powers Financing Authority[2]	5.750	10/01/2023	10/01/2023		80,115
60,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1,2]	5.500	09/01/2020	09/01/2018	A	60,196
250,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[2]	5.500	09/01/2024	09/01/2018	A	250,810
20,000	San Bernardino, CA Redevel. Agency (Ramona Senior Complex)	7.875	07/01/2025	01/01/2019	A	20,292
50,000	San Bruno, CA Police Facilities Financing[2]	5.250	02/01/2021	08/31/2018	A	50,159
1,520,000	San Diego County, CA Regional Airport Authority[2]	5.000	07/01/2026	07/01/2023	A	1,700,622
95,000	San Diego County, CA Water Authority[2]	4.750	05/01/2028	08/31/2018	A	95,258
545,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2025	09/01/2023	A	586,415
610,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2027	09/01/2023	A	650,187
640,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2028	09/01/2023	A	679,718
720,000	San Diego, CA Community Facilities District No. 3 Special Tax	5.000	09/01/2030	09/01/2023	A	761,263
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2021	09/02/2018	A	165,167
165,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2022	09/02/2018	A	165,132
175,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2023	09/02/2018	A	175,123
185,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2024	09/02/2018	A	185,111
190,000	San Diego, CA Improvement Bond Act 1915	5.000	09/02/2025	09/02/2018	A	190,089
205,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2026	09/02/2018	A	205,119
215,000	San Diego, CA Improvement Bond Act 1915	5.125	09/02/2027	09/02/2018	A	215,103
225,000	San Diego, CA Improvement Bond Act 1915	5.250	09/02/2028	09/02/2018	A	225,108
240,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2029	09/02/2018	A	240,132
250,000	San Diego, CA Improvement Bond Act 1915	5.375	09/02/2030	09/02/2018	A	250,118

34 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$260,000	San Diego, CA Improvement Bond Act 1915	5.500%	09/02/2031	09/02/2018	A	$260,140
280,000	San Diego, CA Improvement Bond Act 1915	5.500	09/02/2032	09/02/2018	A	280,148
1,250,000	San Diego, CA Public Facilities Financing Authority[2]	5.000	10/15/2033	10/15/2025	A	1,452,988
1,000,000	San Diego, CA Public Facilities Financing Authority[2]	5.000	10/15/2034	10/15/2025	A	1,159,530
100,000	San Diego, CA Redevel. Agency (Centre City)[2]	5.200	09/01/2019	09/01/2018	A	100,272
95,000	San Diego, CA Redevel. Agency (Centre City)[2]	5.250	09/01/2026	09/01/2018	A	95,305
530,000	San Diego, CA Redevel. Agency (Centre City)[2]	6.400	09/01/2019	09/01/2018	A	531,972
8,580,000	San Francisco, CA City & County Airports Commission[2]	5.000	05/01/2027	05/01/2027		10,122,684
325,000	San Francisco, CA City & County Airports Commission[2]	5.250	01/01/2026	09/14/2018	A	326,251
4,000,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)[2]	5.250	05/01/2033	05/01/2023	A	4,474,160
3,040,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2019	09/14/2018	A	3,051,157
165,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2020	09/14/2018	A	165,597
120,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2021	09/14/2018	A	120,500
1,385,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2022	09/14/2018	A	1,390,332
100,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2023	09/14/2018	A	100,385
325,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2024	09/14/2018	A	326,251
75,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	5.250	01/01/2027	09/14/2018	A	75,289
495,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	6.100	01/01/2020	09/14/2018	A	496,737
510,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[2]	6.125	01/01/2027	09/14/2018	A	511,872
30,000	San Francisco, CA City & County Improvement Bond Act 1915	6.850	09/02/2026	09/02/2018	A	30,943

35 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements)	5.000%	08/01/2023	08/01/2022	A	$549,670
115,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[2]	6.000	08/01/2029	08/01/2019	A	120,350
920,000	San Gorgonio, CA Memorial Health Care District[2]	5.000	08/01/2024	08/01/2020	A	974,519
925,000	San Jacinta, CA Community Facilities District	5.000	09/01/2026	03/09/2021	B	1,066,174
235,000	San Jose, CA (Libraries & Parks)[2]	5.000	09/01/2018	08/31/2018	A	235,712
85,000	San Jose, CA (Libraries & Parks)[2]	5.100	09/01/2020	09/01/2018	A	85,260
50,000	San Jose, CA (Libraries & Parks)[2]	5.100	09/01/2022	09/01/2018	A	50,157
105,000	San Jose, CA (Libraries & Parks)[2]	5.100	09/01/2025	09/01/2018	A	105,327
50,000	San Jose, CA (Libraries, Parks & Public Safety)[2]	5.000	09/01/2020	09/01/2018	A	50,149
105,000	San Jose, CA (Libraries, Parks & Public Safety)[2]	5.000	09/01/2022	09/01/2018	A	105,320
15,000	San Jose, CA (Libraries, Parks & Public Safety)[2]	5.000	09/01/2030	09/16/2018	A	15,065
500,000	San Jose, CA Airport[2]	5.000	03/01/2035	03/01/2027	A	567,455
1,000,000	San Jose, CA Airport[2]	6.250	03/01/2034	03/01/2021	A	1,110,360
25,000	San Jose, CA Improvement Bond Act 1915	5.700	09/02/2018	09/02/2018		25,019
95,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2019	09/02/2019		96,128
60,000	San Jose, CA Improvement Bond Act 1915	5.750	09/02/2020	09/02/2020		61,294
225,000	San Jose, CA Multifamily Hsg. (Almaden Senior Hsg. Partners)[2]	5.350 [4]	07/15/2034	08/10/2018	A	225,248
25,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[2]	6.100	01/01/2031	11/30/2018	A	25,000
60,000	Santa Barbara, CA Redevel. Agency (Central City)[2]	5.000	03/01/2019	09/01/2018	A	60,167
10,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[2]	5.700	08/01/2021	08/27/2018	A	10,030
1,715,000	Santa Clara County, CA Hsg. Authority (John Burns Gardens Apartments)[2]	5.850	08/01/2031	08/31/2018	A	1,719,356
50,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1,2]	5.700	08/01/2021	08/27/2018	A	50,087
635,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2023	11/15/2022	A	703,758
325,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2024	11/15/2022	A	356,707

36 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$925,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000%	11/15/2025	11/15/2022	A	$1,007,788
785,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2027	11/15/2022	A	850,296
1,170,000	Santa Clarita, CA Community Facilities District (Valencia Town Center)	5.000	11/15/2028	11/15/2022	A	1,262,430
20,000	Santa Nella County, CA Water District	6.250	09/02/2028	09/02/2018	A	19,998
15,000	Santa Rosa, CA Improvement Bond Act 1915 (Nielson Ranch)	6.700	09/02/2022	09/02/2018	A	15,027
30,000	Santa Rosa, CA Water[2]	5.000	09/01/2028	09/01/2018	A	30,089
710,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2025	09/01/2023	A	782,065
770,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2026	09/01/2023	A	845,475
830,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2027	09/01/2023	A	907,256
895,000	Saugus, CA Union School District Community Facilities District No. 2002-1	5.000	09/01/2028	09/01/2023	A	973,903
1,390,000	Selma, CA Redevel. Agency	5.750	09/01/2024	09/01/2018	A	1,390,514
10,000	Sequoia, CA Hospital District	5.375	08/15/2023	08/29/2018	A	10,692
40,000	Signal Hill CA Redevel. Agency[2]	5.250	10/01/2024	10/01/2019	A	41,795
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[2]	5.000	09/01/2030	09/01/2018	A	25,071
525,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[2]	5.250	09/01/2019	09/01/2018	A	526,586
25,000	Simi Valley, CA Community Devel. Agency (Tapo Canyon & West End)[2]	5.250	09/01/2021	09/01/2018	A	25,079
1,020,000	Sonora, CA Union High School District[2]	5.625	08/01/2029	08/01/2023	A	1,181,333
1,925,000	South Gate, CA Utility Authority[2]	5.250	10/01/2027	10/01/2022	A	2,157,328
5,000	South Orange County, CA Public Financing Authority[2]	5.250	08/15/2018	08/15/2018		5,007
10,000	South Orange County, CA Public Financing Authority[2]	5.800	09/02/2018	09/02/2018		10,038
1,115,000	South Pasadena, CA Water[2]	5.000	10/01/2036	10/01/2026	A	1,277,110
260,000	Southern CA Mono Health Care District[2]	5.000	08/01/2021	08/01/2021		281,476

37 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$925,000	Southern CA Public Power Authority[2]	5.000%	11/01/2018	11/01/2018		$932,493
5,000	Southern CA Public Power Authority[2]	5.500	07/01/2020	08/31/2018	A	5,018
25,000	Southern CA Public Power Authority[2]	5.500	07/01/2020	08/31/2018	A	25,089
20,000	Southern CA Public Power Authority[2]	5.750	07/01/2021	08/31/2018	A	20,076
2,380,000	Southern CA Tobacco Securitization Authority[2]	4.750	06/01/2025	08/15/2018	A	2,392,828
25,000	Stockton, CA Improvement Bond Act 1915	5.800	09/02/2020	09/02/2018	A	25,060
25,000	Stockton, CA Public Financing Authority (Parking & Capital Projects)[2]	5.375	09/01/2021	09/01/2018	A	25,013
25,000	Stockton-East, CA Water District[2]	5.000	04/01/2019	08/31/2018	A	25,068
25,000	Sunnyvale, CA COP (Parking Facility)[2]	5.000	10/01/2022	08/31/2018	A	25,076
300,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2025	10/01/2023	A	338,283
415,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2026	10/01/2023	A	466,240
700,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2027	10/01/2023	A	779,590
1,465,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2028	10/01/2023	A	1,629,329
1,490,000	Sutter Butte, CA Flood Agency Assessment[2]	5.000	10/01/2029	10/01/2023	A	1,649,549
825,000	Tejon Ranch, CA Public Facilities Finance Authority Special Tax	5.250	09/01/2028	09/01/2022	A	897,427
270,000	Torrance, CA Redevel. Agency[2]	5.500	09/01/2028	08/31/2018	A	269,984
5,000	Torrance, CA Redevel. Agency (Downtown Redevel.)[2]	5.550	09/01/2018	08/31/2018	A	5,001
40,000	Tracy, CA Community Facilities District	6.300	09/01/2026	09/01/2018	A	40,084
25,000	Tracy, CA Community Facilities District (205 Parcel Glen)	6.250	09/01/2032	08/31/2018	A	25,041
30,000	Truckee-Donner, CA Public Utility District Special Tax	5.800	09/01/2035	09/01/2018	A	30,036
420,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2024	09/01/2023	A	466,196
445,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2025	09/01/2023	A	490,831
470,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2026	09/01/2023	A	514,909

38 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$490,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000%	09/01/2027	09/01/2023	A	$534,644
515,000	Tustin, CA Community Facilities District Special Tax (Legacy/John Laing Homes)[2]	5.000	09/01/2028	09/01/2023	A	559,645
125,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[2]	7.125	09/01/2026	09/01/2021	A	145,430
250,000	Ukiah, CA Redevel. Agency (Ukiah Redevel.)[2]	6.500	12/01/2028	06/01/2021	A	280,653
195,000	Vacaville, CA Redevel. Agency (Vacaville Community Hsg.)[2]	6.000	11/01/2024	08/15/2018	A	195,386
1,555,000	Val Verde, CA Unified School District[2]	5.000	08/01/2027	08/01/2025	A	1,794,501
1,640,000	Val Verde, CA Unified School District[2]	5.000	08/01/2028	08/01/2025	A	1,881,293
15,000	Vallejo, CA Public Financing Authority, Series A	7.500	09/01/2020	09/01/2018	A	15,054
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.000	09/01/2026	09/01/2018	A	30,015
30,000	Vallejo, CA Quadrant Improvement District No. 001	6.125	09/01/2034	09/01/2018	A	30,009
1,855,000	Vernon, CA Electric System[1,2]	5.125	08/01/2021	08/01/2019	A	1,911,763
95,000	Vernon, CA Electric System[1]	5.125	08/01/2021	08/01/2019	C	97,575
850,000	Vernon, CA Electric System[2]	5.125	08/01/2033	08/01/2022	A	914,243
25,000	Victorville, CA Redevel. Agency (Bear Valley Road)[2]	5.125	12/01/2031	08/31/2018	A	25,074
10,000	Vista, CA Unified School District2	5.125	05/01/2023	11/01/2018	A	10,090
5,000	Wasco, CA Public Financing Authority	7.500	09/15/2023	08/31/2018	A	5,009
875,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[2]	7.000	09/01/2026	09/01/2021	A	1,011,596
1,000,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[2]	7.250	09/01/2031	09/01/2021	A	1,160,950
20,000	West Kern, CA Community College District[2]	4.500	11/01/2031	09/29/2018	A	20,081
1,190,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2025	09/01/2018	A	1,191,690
2,335,000	Western Riverside County, CA Trust & Wastewater Finance Authority[2]	5.000	09/01/2025	09/01/2023	A	2,635,631
1,295,000	Western Riverside County, CA Trust & Wastewater Finance Authority	5.000	09/01/2027	09/01/2018	A	1,296,476

39 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
California (Continued)
$835,000	William S. Hart CA Union High School District	5.000%	09/01/2025	09/01/2023	A	$905,758
155,000	Yuba County, CA COP[2]	5.000	02/01/2024	08/01/2020	A	163,685
165,000	Yuba County, CA COP[2]	5.000	02/01/2025	08/01/2020	A	174,245
170,000	Yuba County, CA COP[2]	5.000	02/01/2026	08/01/2020	A	179,319
180,000	Yuba County, CA COP[2]	5.000	02/01/2027	08/01/2020	A	189,868
190,000	Yuba County, CA COP[2]	5.000	02/01/2028	08/01/2020	A	200,416
200,000	Yuba County, CA COP[2]	5.000	02/01/2029	08/01/2020	A	210,924

						402,417,549
U.S. Possessions—13.7%
1,250,000	Guam International Airport Authority[2]	6.000	10/01/2023	08/31/2018	A	1,253,475
100,000	Guam Power Authority, Series A2	5.000	10/01/2019	10/01/2019		103,655
150,000	Guam Power Authority, Series A2	5.000	10/01/2020	10/01/2020		159,643
150,000	Guam Power Authority, Series A2	5.000	10/01/2021	10/01/2021		163,051
155,000	Guam Power Authority, Series A2	5.000	10/01/2022	10/01/2022		171,393
265,000	Guam Power Authority, Series A2	5.000	10/01/2025	10/01/2022	A	288,951
225,000	Guam Power Authority, Series A2	5.000	10/01/2026	10/01/2022	A	246,919
155,000	Guam Power Authority, Series A2	5.000	10/01/2027	10/01/2022	A	170,035
13,809,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.375	05/15/2033	08/31/2018	A	13,944,604
3,000,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.500	05/15/2039	08/31/2018	A	3,019,620
1,000,000	Puerto Rico Commonwealth GO6	5.000	07/01/2020	07/01/2020		420,000
200,000	Puerto Rico Commonwealth GO6	5.000	07/01/2022	07/01/2022		84,000
100,000	Puerto Rico Commonwealth GO6	5.375	07/01/2030	07/01/2030		41,000
153,750	Puerto Rico Commonwealth GO, FGIC[8]	5.500	07/01/2017	07/01/2017		125,691
1,270,000	Puerto Rico Commonwealth GO, NPFGC	5.500	07/01/2020	07/01/2020		1,326,896
560,000	Puerto Rico Commonwealth GO6	5.625	07/01/2031	02/04/2031	B	235,200
370,000	Puerto Rico Commonwealth GO, NPFGC[2]	6.000	07/01/2027	08/31/2018	A	383,068
2,000,000	Puerto Rico Commonwealth GO6	6.000	07/01/2029	07/01/2029		835,000
55,000	Puerto Rico Commonwealth GO, AGC[2]	6.125 [3]	07/01/2024	03/04/2022	B	59,728
207,894	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	07/01/2019		130,453
207,894	Puerto Rico Electric Power Authority[6]	10.000	07/01/2019	07/01/2019		130,453
253,420	Puerto Rico Electric Power Authority[6]	10.000	01/01/2021	01/01/2021		159,021
253,421	Puerto Rico Electric Power Authority[6]	10.000	07/01/2021	07/01/2021		159,022
84,474	Puerto Rico Electric Power Authority[6]	10.000	01/01/2022	01/01/2022		53,007
84,473	Puerto Rico Electric Power Authority[6]	10.000	07/01/2022	07/01/2022		53,007

40 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$175,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000%	07/01/2022	08/31/2018	A	$176,209
470,000	Puerto Rico Electric Power Authority, Series PP, NPFGC	5.000	07/01/2025	08/31/2018	A	471,744
3,690,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2023	08/31/2018	A	3,707,564
520,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	08/31/2018	A	522,267
100,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2024	08/31/2018	A	100,436
25,000	Puerto Rico Electric Power Authority, Series SS, NPFGC	5.000	07/01/2025	08/31/2018	A	25,093
455,000	Puerto Rico Electric Power Authority, Series UU, AGC	5.000	07/01/2024	08/31/2018	A	468,332
2,015,000	Puerto Rico Electric Power Authority, Series WW6	5.500	07/01/2018	07/01/2018		1,229,150
990,000	Puerto Rico Electric Power Authority, Series ZZ6	5.000	07/01/2017	07/01/2017		603,900
9,000,000	Puerto Rico Electric Power Authority, Series ZZ6	5.250	07/01/2026	07/01/2026		5,512,500
150,000	Puerto Rico Government Devel. Bank[6]	5.000	12/01/2016	12/01/2016		63,000
15,000	Puerto Rico HFA[2]	5.500	12/01/2019	12/01/2018	A	15,153
175,000	Puerto Rico Highway & Transportation Authority, AGC[2]	5.000	07/01/2028	08/31/2018	A	179,825
600,000	Puerto Rico Highway & Transportation Authority, NPFGC[2]	5.000	07/01/2029	08/31/2018	A	600,612
1,000,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.250	07/01/2022	07/01/2022		800,000
750,000	Puerto Rico Highway & Transportation Authority, FGIC[8]	5.750	07/01/2020	07/01/2020		600,000
70,000	Puerto Rico Highway & Transportation Authority, Series G, FGIC[8]	5.000	07/01/2022	07/01/2022		56,000
130,000	Puerto Rico Infrastructure Financing Authority[6]	5.000	07/01/2018	07/01/2018		54,275
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2019	04/01/2019		100,458
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2021	04/01/2021		100,117
100,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000	04/01/2022	04/01/2022		99,000
2,365,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625	06/01/2026	10/17/2024	B	2,252,663
50,000	Puerto Rico ITEMECF (International American University)[2]	5.000	10/01/2021	10/01/2021		52,175
500,000	Puerto Rico ITEMECF (University Plaza), NPFGC	5.625	07/01/2019	01/01/2019	A	506,170

41 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$40,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	4.750%	08/01/2022	08/31/2018	A	$40,134
600,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2018	05/31/2018	A	600,000
45,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2019	08/31/2018	A	45,775
830,000	Puerto Rico Municipal Finance Agency, Series A, AGC[2]	5.250	08/01/2020	08/31/2018	A	852,103
2,735,000	Puerto Rico Public Buildings Authority, NPFGC[2]	5.250	07/01/2019	07/01/2019		2,796,237
5,000,000	Puerto Rico Public Buildings Authority[6]	5.375	07/01/2033	09/18/2030	B	2,018,750
1,750,000	Puerto Rico Public Finance Corp., Series B6	5.500	08/01/2031	07/17/2029	B	48,125
600,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2024	08/01/2024		16,500
1,400,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2025	08/01/2025		38,500
3,300,000	Puerto Rico Public Finance Corp., Series B6	6.000	08/01/2026	08/01/2026		90,750
70,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.000	08/01/2018	08/01/2018		28,525
2,505,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.000	08/01/2024	08/01/2024		1,027,050
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.375	08/01/2020	08/01/2020		4,100,000
230,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.375	08/01/2039	02/21/2039	B	94,300
7,150,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2022	08/01/2022		2,931,500
885,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2023	08/01/2023		362,850
600,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2028	08/01/2028		246,000
5,030,000	Puerto Rico Sales Tax Financing Corp., Series A6	5.500	08/01/2037	06/26/2037	B	2,062,300
1,280,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.375	08/01/2036	08/01/2036		524,800
475,000	Puerto Rico Sales Tax Financing Corp., Series C6	5.375	08/01/2038	07/12/2038	B	194,750
2,575,000	Puerto Rico Sales Tax Financing Corp., Series C6	6.000	08/01/2039	08/01/2039		1,055,750
100,000	University of Puerto Rico, Series P, NPFGC	5.000	06/01/2024	08/31/2018	A	100,436
315,000	University of Puerto Rico, Series P	5.000	06/01/2024	06/01/2024		244,125
540,000	University of Puerto Rico, Series Q	5.000	06/01/2021	06/01/2021		418,500
25,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2022	08/31/2018	A	25,068

42 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Effective Maturity*		Value
U.S. Possessions (Continued)
$300,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000%	10/01/2023	08/31/2018	A	$300,825
90,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2024	08/31/2018	A	90,246
170,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2025	08/31/2018	A	170,461
125,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000	10/01/2026	08/31/2018	A	125,333

						62,663,228

Total Investments, at Value (Cost $487,882,634)—101.7%						465,080,777
Net Other Assets (Liabilities)—(1.7)						(7,720,454)
Net Assets—100.0%						$457,360,323

Footnotes to Statement of Investments

*	Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

5. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

6. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the original acquisition date.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AGC	Assured Guaranty Corp.
BMH	Bakersfield Memorial Hospital
CDA	Communities Devel. Authority

43 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
CMF	CHCW Medical Foundation
CmntyHOSB	Community Hospital of San Bernardino
COP	Certificates of Participation
CVHP	Citrus Valley Health Partners
CVMC	Citrus Valley Medical Center
DHlth	Dignity Health
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
FH	Foothill Hospital
GCCCD	Grossmont-Cuyamaca Community College District
GO	General Obligation
HFA	Housing Finance Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MPHS	Mills-Peninsula Health Services
MSrH	Mercy Senior Housing
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
NPFGC	National Public Finance Guarantee Corp.
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
PCCD	Palomar Community College District
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SFMH	St. Francis Memorial Hospital
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SNVMMH	Sierra Nevada Memorial-Miners Hospital
STTJCCD	Shasta-Tehama-Trinity Joint Community College District
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

44 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2018

Assets
Investments, at value (cost $487,882,634)—see accompanying statement of investments	$465,080,777

Cash	118,613

Receivables and other assets:
Interest	6,140,317
Investments sold on a when-issued or delayed delivery basis	1,565,070
Shares of beneficial interest sold	353,383
Other	132,412

Total assets	473,390,572

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	8,165,000
Payable for borrowings (See Note 9)	6,900,000
Shares of beneficial interest redeemed	618,473
Dividends	182,418
Distribution and service plan fees	59,482
Trustees’ compensation	35,152
Shareholder communications	10,654
Interest expense on borrowings	4,497
Other	54,573

Total liabilities	16,030,249

Net Assets	$457,360,323

Composition of Net Assets
Par value of shares of beneficial interest	$144,717

Additional paid-in capital	524,568,356

Accumulated net investment income	741,821

Accumulated net realized loss on investments	(45,292,714)

Net unrealized depreciation on investments	(22,801,857)

Net Assets	$457,360,323

45 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $182,533,558 and 57,770,972 shares of beneficial interest outstanding)	$3.16
Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$3.23

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $94,578,763 and 30,058,110 shares of beneficial interest outstanding)	$3.15

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $180,248,002 and 56,887,834 shares of beneficial interest outstanding)	$3.17

See accompanying Notes to Financial Statements.

46 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Year Ended July 31, 2018

Investment Income
Interest	$17,885,411

Expenses
Management fees	2,076,270

Distribution and service plan fees:
Class A	507,234
Class B1	946
Class C	1,061,905

Transfer and shareholder servicing agent fees:
Class A	204,655
Class B1	95
Class C	106,246
Class Y	164,321

Shareholder communications:
Class A	11,674
Class C	8,227
Class Y	13,270

Borrowing fees	414,433

Legal, auditing and other professional fees	260,891

Interest expense on borrowings	95,279

Interest expense and fees on short-term floating rate notes issued (See Note 4)	84,896

Trustees’ compensation	6,408

Custodian fees and expenses	4,885

Other	12,633

Total expenses	5,034,268

Net Investment Income	12,851,143

Realized and Unrealized Gain (Loss)

Net realized loss on investment transactions	(11,609,940)

Net change in unrealized appreciation/depreciation on investment transactions	9,626,108

Net Increase in Net Assets Resulting from Operations	$10,867,311

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

47 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 31, 2018	July 31, 2017

Operations
Net investment income	$12,851,143	$17,212,377

Net realized loss	(11,609,940)	(4,106,948)

Net change in unrealized appreciation/depreciation	9,626,108	(18,223,968)

Net increase (decrease) in net assets resulting from operations	10,867,311	(5,118,539)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(5,831,861)	(8,980,177)
Class B1	(2,105)	(6,854)
Class C	(2,238,782)	(3,648,458)
Class Y	(5,046,994)	(6,186,552)

	(13,119,742)	(18,822,041)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(55,555,685)	(2,633,236)
Class B1	(210,828)	(129,291)
Class C	(27,702,841)	(8,850,364)
Class Y	(11,891,142)	52,965,811

	(95,360,496)	41,352,920

Net Assets
Total increase (decrease)	(97,612,927)	17,412,340

Beginning of period	554,973,250	537,560,910

End of period (including accumulated net investment income of $741,821 and $801,268, respectively)	$457,360,323	$554,973,250

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

See accompanying Notes to Financial Statements.

48 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Year Ended July 31, 2018

Cash Flows from Operating Activities
Net increase in net assets from operations	$10,867,311

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(96,815,069)
Proceeds from disposition of investment securities	190,433,760
Short-term investment securities, net	77,743
Premium amortization	5,409,840
Discount accretion	(659,440)
Net realized loss on investment transactions	11,609,940
Net change in unrealized appreciation/depreciation on investment transactions	(9,626,108)
Change in assets:
Decrease in other assets	6,777
Decrease in interest receivable	1,981,001
Decrease in receivable for securities sold	11,803,159
Change in liabilities:
Decrease in other liabilities	(73,469)

Net cash provided by operating activities	125,015,445

Cash Flows from Financing Activities
Proceeds from borrowings	167,900,000
Payments on borrowings	(176,900,000)
Payments/proceeds on short-term floating rate notes issued	(6,665,000)
Proceeds from shares sold	152,699,232
Payments on shares redeemed	(260,049,054)
Cash distributions paid	(2,489,266)

Net cash used in financing activities	(125,504,088)

Net decrease in cash	(488,643)

Cash, beginning balance	607,256

Cash, ending balance	$118,613

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $10,779,989.

Cash paid for interest on borrowings—$102,945.

Cash paid for interest on short-term floating rate notes issued— $84,896.

See accompanying Notes to Financial Statements.

49 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.15	$3.29	$3.20	$3.29	$3.30

Income (loss) from investment operations:
Net investment income[1]	0.09	0.10	0.11	0.12	0.14
Net realized and unrealized gain (loss)	0.01	(0.13)	0.10	(0.08)	(0.03)

Total from investment operations	0.10	(0.03)	0.21	0.04	0.11

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.11)	(0.12)	(0.13)	(0.12)

Net asset value, end of period	$3.16	$3.15	$3.29	$3.20	$3.29

Total Return, at Net Asset Value[2]	3.19%	(0.81)%	6.52%	0.97%	3.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$182,533	$239,256	$253,173	$299,041	$370,784

Average net assets (in thousands)	$204,433	$254,686	$278,049	$345,303	$405,307

Ratios to average net assets:[3]
Net investment income	2.79%	3.25%	3.54%	3.56%	4.15%
Expenses excluding specific expenses listed below	0.85%	0.81%	0.81%	0.79%	0.78%
Interest and fees from borrowings	0.11%	0.08%	0.13%	0.09%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.01%	0.01%	0.01%

Total expenses	0.98%	0.91%	0.95%	0.89%	0.88%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.98%	0.91%	0.95%	0.89%	0.88%[5]
Portfolio turnover rate	20%	21%	13%	39%	19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

50 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Class C	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.14	$3.28	$3.19	$3.28	$3.29

Income (loss) from investment operations:
Net investment income[1]	0.06	0.08	0.09	0.09	0.11
Net realized and unrealized gain (loss)	0.01	(0.13)	0.09	(0.08)	(0.03)

Total from investment operations	0.07	(0.05)	0.18	0.01	0.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.09)	(0.09)	(0.10)	(0.09)

Net asset value, end of period	$3.15	$3.14	$3.28	$3.19	$3.28

Total Return, at Net Asset Value[2]	2.43%	(1.56)%	5.76%	0.22%	2.62%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$94,579	$122,816	$137,410	$152,646	$144,345

Average net assets (in thousands)	$106,144	$130,783	$146,397	$156,790	$144,718

Ratios to average net assets:[3]
Net investment income	2.03%	2.50%	2.79%	2.77%	3.38%
Expenses excluding specific expenses listed below	1.60%	1.57%	1.56%	1.55%	1.55%
Interest and fees from borrowings	0.11%	0.08%	0.13%	0.09%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.01%	0.01%	0.01%

Total expenses	1.73%	1.67%	1.70%	1.65%	1.65%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.73%	1.67%	1.70%	1.65%	1.65%[5]

Portfolio turnover rate	20%	21%	13%	39%	19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

51 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014

Per Share Operating Data
Net asset value, beginning of period	$3.16	$3.30	$3.21	$3.30	$3.31

Income (loss) from investment operations:
Net investment income[1]	0.09	0.11	0.12	0.12	0.14
Net realized and unrealized gain (loss)	0.02	(0.13)	0.09	(0.08)	(0.02)

Total from investment operations	0.11	(0.02)	0.21	0.04	0.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.12)	(0.12)	(0.13)	(0.13)

Net asset value, end of period	$3.17	$3.16	$3.30	$3.21	$3.30

Total Return, at Net Asset Value[2]	3.43%	(0.57)%	6.76%	1.22%	3.63%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$180,248	$192,683	$146,620	$160,037	$122,222

Average net assets (in thousands)	$164,291	$164,605	$150,663	$161,312	$115,517

Ratios to average net assets:[3]
Net investment income	3.03%	3.43%	3.78%	3.76%	4.38%
Expenses excluding specific expenses listed below	0.60%	0.57%	0.57%	0.55%	0.54%
Interest and fees from borrowings	0.11%	0.08%	0.13%	0.09%	0.09%
Interest and fees on short-term floating rate notes issued[4]	0.02%	0.02%	0.01%	0.01%	0.01%

Total expenses	0.73%	0.67%	0.71%	0.65%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.73%	0.67%	0.71%	0.65%	0.64%[5]

Portfolio turnover rate	20%	21%	13%	39%	19%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

52 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS July 31, 2018

1. Organization

Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares were permitted. Reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds were permitted through May 31, 2018. Effective June 1, 2018 (the “Conversion Date”), all Class B shares converted to Class A shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A and C shares have, and Class B shares had, separate distribution and/or service plans under which they pay, and Class B shares paid, fees. Class I and Class Y shares do not pay such fees. Previously issued Class B shares automatically converted to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

53 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

54 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Depreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$2,652,710	$45,288,193	$21,512,383

1. At period end, the Fund had $45,288,193 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2019	$3,010,369
No expiration	42,277,824

Total	$45,288,193

2. During the reporting period, the Fund did not utilize any capital loss carryforward.

3. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

4. During the reporting period, $10,731,096 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$10,731,096	$209,152	$10,521,944

The tax character of distributions paid during the reporting periods:

	Year Ended	Year Ended
	July 31, 2018	July 31, 2017

Distributions paid from:
Exempt-interest dividends	$13,085,298	$18,762,751
Ordinary income	34,444	59,290

Total	$13,119,742	$18,822,041

55 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$478,446,742[1]

Gross unrealized appreciation	$10,860,484
Gross unrealized depreciation	(32,372,867)

Net unrealized depreciation	$(21,512,383)

1. The Federal tax cost of securities does not include cost of $8,146,418, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

3. Securities

Valuation The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

56 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

57 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$402,417,549	$—	$402,417,549
U.S. Possessions	—	62,663,228	—	62,663,228

Total Assets	$—	$465,080,777	$—	$465,080,777

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are

58 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the

59 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying

60 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $14,327,120 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $8,165,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$ 1,675,000	Long Beach, CA Unified School District Tender Option Bond Series 2017-XF0560-1 Trust	9.983%	8/1/33	$2,548,060
2,410,000	Long Beach, CA Unified School District Tender Option Bond Series 2017-XF0560-2 Trust	9.977	8/1/35	3,614,060

				$6,162,120

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities).

61 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

However, the Fund may only expose up to 5% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $8,165,000 or 1.72% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Sold securities	$1,565,070

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension

62 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities may be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$55,322,294
Market Value	$24,803,188
Market Value as % of Net Assets	5.42%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors: Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

63 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold[1]	13,165,658	$40,690,654	28,580,626	$92,056,343
Dividends and/or distributions reinvested	1,611,290	4,989,976	2,305,445	7,384,784
Redeemed	(32,869,514)	(101,236,315)	(31,937,881)	(102,074,363)
Net decrease	(18,092,566)	$(55,555,685)	(1,051,810)	$(2,633,236)

Class B
Sold	158	$594	1,543	$5,226
Dividends and/or distributions reinvested	688	2,105	2,077	6,854
Redeemed[1]	(67,755)	(213,527)	(42,186)	(141,371)
Net decrease	(66,909)	$(210,828)	(38,566)	$(129,291)

Class C
Sold	3,095,609	$9,529,344	6,654,331	$21,309,113
Dividends and/or distributions reinvested	553,571	1,707,372	833,576	2,661,349
Redeemed	(12,689,584)	(38,939,557)	(10,293,775)	(32,820,826)
Net decrease	(9,040,404)	$(27,702,841)	(2,805,868)	$(8,850,364)

Class Y
Sold	32,839,142	$102,147,661	39,739,170	$127,403,184
Dividends and/or distributions reinvested	1,313,059	4,080,536	1,375,831	4,414,682
Redeemed	(38,184,907)	(118,119,339)	(24,617,361)	(78,852,055)
Net increase (decrease)	(4,032,706)	$(11,891,142)	16,497,640	$52,965,811

1. All outstanding Class B shares converted to Class A shares on June 1, 2018.

64 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$96,815,069	$190,433,760

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.50%
Next $150 million	0.45
Next $1.75 billion	0.40
Over $2 billion	0.39

The Fund’s effective management fee for the reporting period was 0.44% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants

65 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	1,111
Accumulated Liability as of July 31, 2018	9,581

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C shares, and had previously adopted a similar plan for Class B shares, pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing

66 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets. The Fund paid the Distributor an annual asset-based sales charge of 0.75% on Class B shares prior to their Conversion Date. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets and previously paid this fee for Class B prior to their Conversion Date. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor[1]	Class C Contingent Deferred Sales Charges Retained by Distributor

July 31, 2018	$13,929	$33,752	$20	$7,981

1. Effective June 1, 2018, all Class B shares converted to Class A shares.

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4

67 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Borrowings and Other Financing (Continued)

(Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.1405% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 2.1405%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$ 6,472,603
Average Daily Interest Rate	1.607%
Fees Paid	$ 289,686
Interest Paid	$ 102,945

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively.

68 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$126,248

69 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Oppenheimer Rochester Limited Term California Municipal Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Limited Term California Municipal Fund (the “Fund”), including the statement of investments, as of July 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Oppenheimer Funds investment companies, however we are aware that we have served as the auditor of one or more Oppenheimer Funds investment companies since at least 1969.

Denver, Colorado

September 27, 2018

70 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2018, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2017.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction. 99.74% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

71 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

72 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester Limited-Term California Municipal Fund	2/20/18	98.3%	0.0%	1.7%
Oppenheimer Rochester Limited-Term California Municipal Fund	4/24/18	95.4%	0.0%	4.6%

73 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held.

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal. Each of the Trustees in the chart below oversees 48 portfolios in the OppenheimerFunds complex.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2005) Year of Birth: 1943	Governor of Community Foundation of the Florida Keys (non-profit) (since July 2012); Director of TCP Capital, Inc. (registered business development company) (since November 2015); Chairman Emeritus of the Board of Trustees (since August 2011), Chairman of the Board of Trustees (August 2007-August 2011), Trustee of the Board of Trustees (since August 1991) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (October 2004-February 2017); Treasurer (since 2007) and Trustee (since May 1992) of the Institute for Advanced Study (non-profit educational institute); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004- June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Director, Board of Directors of Caron Engineering Inc. (since January 2018); Advisor, Board of Advisors of Caron Engineering Inc. (December 2014-December 2017); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non -profit) (2012-2015); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Ms. Brown has served on the Boards of certain Oppenheimer funds since January 2016, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Director of THL Credit, Inc. (since November 2016) (alternative credit investment manager); Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (April 2012-September 2016); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation Athletic & Scholarship Program (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster

74 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

Edmund P. Giambastiani, Jr., Continued	Worldwide, Inc. (career services) (March 2015-November 2016), Director of Monster Worldwide, Inc. (career services) (February 2008-June 2011); Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-October 2007); Supreme Allied Commander of NATO Allied Command Transformation (2003- 2005) and Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He recently completed serving as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Trustee of the University of Florida National Board Foundation (since September 2017); Member of the Cartica Funds Board of Directors (private investment funds) (since January 2017); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member (since April 2016); Member of University of Florida Law Advisory Board, Washington, DC Alumni Group (since 2015); Advisory Board Member of the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007 - 2014) and U.S. Mutual Fund Leader (2011 - 2014); General Counsel of the Investment Company Institute (trade association) (June 2004 - April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997 - 2004), Principal (2003 - 2004), Director (1998 - 2003) and Senior Manager (1997 - 1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission (1996 - 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991 - 1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP (1987 – 1991). Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2005) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

75 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Office of Finance Federal Home Loan Bank (since September 2016); Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately- held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2013) Year of Birth: 1958	Advisory Board Director of Massey Quick Simon & Co. (wealth management), LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (healthcare) (since November 2012); Advisory Board Director of The Alberleen Group LLC (investment banking) (since March 2012); Governing Council Member (since 2016) and Chair of Education Committee (since 2017) of Independent Directors Council (IDC) (since 2016); Board Member of 100 Women in Finance (non-profit) (since January 2015); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Director of The Komera Project (non-profit) (April 2012-2016); New York Advisory Board Director of Peace First (non-profit) (March 2010-2013); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse (investment banking): Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

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Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954

Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/Trustee (December 2008-September 2014) of the Board of Directors/ Trustees of Value Line Funds; Trustee (since January 2015) and Treasurer and Chairman of the Audit Committee and Finance Committee (since January 2016) of Board of Trustees of Huntington Disease Foundation of America; Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989-January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008. Mr. Steinmetz is an officer of 104 portfolios in the OppenheimerFunds complex.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.‘s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009).

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Cottier, Willis, DeMitry, Camarella, Pulire, Stein, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since September 2002). Vice President of the Sub-Adviser (September 2002-January 2017). Portfolio Manager and trader at Victory Capital Management (1999-2002). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

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TRUSTEES AND OFFICERS Unaudited / Continued

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Senior Vice President of the Sub-Adviser (since January 2017) and a Senior Portfolio Manager (since January 2006); Vice President of the Sub-Adviser (July 2009-January 2017); Assistant Vice President of the Sub-Adviser (July 2005- June 2009). Portfolio Manager of the Sub-Adviser (June 2002-December 2005). Corporate Attorney for Southern Resource Group (June 1999-July 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006- June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Elizabeth S. Mossow, Vice President (since 2016) Year of Birth: 1978	Senior Portfolio Manager of the Sub-Adviser (since January 2017); Vice President and Portfolio Manager of the Sub-Adviser (January 2016-January 2017); Assistant Vice President of the Sub-Adviser (January 2011-January 2016); Associate Portfolio Manager of the Sub-Adviser (June 2013-January 2016); Portfolio Research Analyst of the Sub-Adviser (June 2011 to June 2013); Credit Analyst of the Sub-Adviser (May 2007 to May 2011). She was a Risk Management Analyst at Manning & Napier Associates (September 2006-May 2007); Analyst/Trading Assistant at The Baupost Group (August 2000-March 2006). Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub- Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of OFI Global Asset Management, Inc. (since February 2016); Senior Vice President and Deputy General Counsel of OFI Global Asset Management, Inc. (March 2015-February 2016); Chief Legal Officer of OppenheimerFunds, Inc. and OppenheimerFunds Distributor, Inc. (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., OFI Advisors, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of OppenheimerFunds, Inc. (January 1998-March 2006); Assistant Vice President of OppenheimerFunds, Inc. (October 1991-December 1998).

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of OFI Global Asset Management, Inc. (since March 2014); Chief Compliance Officer of OppenheimerFunds, Inc., OFI SteelPath, Inc., OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014).

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Senior Vice President of OFI Global Asset Management, Inc. (since January 2017); Vice President of OFI Global Asset Management, Inc. (January 2013-January 2017); Vice President of OppenheimerFunds, Inc. (February 2007-December 2012); Assistant Vice President of OppenheimerFunds, Inc. (August 2002-2007).

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

81 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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87 OPPENHEIMER ROCHESTER LIMITED TERM CALIFORNIA MUNICIPAL FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0801.001.0718 September 27, 2018

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $48,400 in fiscal 2018 and $47,500 in fiscal 2017.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,700 in fiscal 2018 and $4,050 in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $343,361 in fiscal 2018 and $320,775 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, custody audits, CP Conduit fees, incremental, and additional, audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed $533,392 in fiscal 2018 and $710,577 in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2018 and no such fees in fiscal 2017 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)

(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)

The principal accountant for the audit of the registrant’s annual financial statements billed $879,453 in fiscal 2018 and $1,035,402 in fiscal 2017 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)

The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Limited Term California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date:	9/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date:	9/21/2018